UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 30, 2019

LIBERATED SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55177	27-4715504
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5430 Lyndon B Johnson Fwy, Suite 1200, Dallas, TX	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 610-3817

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2019, Liberated Solutions, Inc. (“Company”) filed a Certificate of Amendment to Designation (the “Amendment”) applicable to the Company’s Series X preferred stock with the Secretary of State of the State of Nevada. The Amendment had the effect of:

1.	Revising Section 1(b)(ii) of the Series X certificate of designation to provide that each share of Series X preferred stock is initially convertible into 67,710.053 conversion shares (prior to the completion of the 1-for-2,000 reverse split of the Company’s common stock currently in process), subject to adjustment as set forth in the certificate of designation; and

2.	Providing that the conversion ratio will be subject to proportional and equitable adjustments for future splits, combinations or dividends relating to the common stock, or combinations, recapitalization, reclassifications, extraordinary distributions and similar events.

The effective date of the Amendment is December 30, 2019.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On July 8, 2019, prior to the closing of the August 22, 2019 exchange, the Company filed a definitive information statement on Schedule 14C concerning a proposed 1-for-25,000 reverse stock split of the Company’s common stock (the “Abandoned Reverse Split”). Subsequently, the Company determined not to proceed with the Abandoned Reverse Split. Accordingly, the Abandoned Reverse Split has been abandoned.

On November 20, 2019, the Company filed a definitive information statement on Schedule 14C concerning the following proposed corporate actions (collectively, the “Proposed Corporate Actions”):

1. Corporate name change to Ngen Technologies Holdings Corp.,

2. 1-for-2,000 reverse stock split, and

3. Decrease in authorized shares to 3,000,000,000 shares.

The Proposed Corporate Actions are undergoing the required review by the Financial Industry Regulatory Authority (“FINRA”). We anticipate that FINRA will complete its review and the Proposed Corporate Action will be processed in the near future.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Designation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 8, 2020

LIBERATED SOLUTIONS, INC.

By:	/s/ Ed Carter
Ed Carter
Chief Executive Officer